UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                             USAA MUTUAL FUNDS TRUST
               ----------------------------------------------------
                (name of registrant as specified in the charter)


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[USAA                     USAA CORNERSTONE STRATEGY FUND
EAGLE LOGO (R)]
                              INFORMATION STATEMENT
                          REGARDING A SUBADVISER CHANGE


The USAA Cornerstone Strategy Fund's Board of Trustees (the Board) approved Credit Suisse Asset Management, LLC (Credit Suisse) as an additional subadviser for the USAA Cornerstone Strategy Fund (the Fund), replacing Wellington Management Company LLP effective on October 2, 2006. This Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order that the Fund has received from the Securities and Exchange Commission. The exemptive order permits USAA Investment Management Company
(IMCO) to change subadvisers of the Fund without first calling a special shareholders meeting and obtaining shareholder approval. Pursuant to the exemptive order, however, the Fund has agreed to provide certain information about new subadvisers and new subadvisory agreements to its investors. Accordingly, shareholders are not being asked to vote on the hiring of the new subadviser or the subadvisory agreement with the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being delivered to shareholders on or about December x, 2006.

                        INVESTMENT SUBADVISORY AGREEMENT
                         BETWEEN IMCO AND CREDIT SUISSE

WHAT WAS THE PROCESS THAT LED TO CREDIT SUISSE BECOMING AN ADDITIONAL SUBADVISER OF THE FUND?

As you know, our goal is to have superior performance in all of our funds, and we do not believe we have reached this goal on a consistent basis with Wellington Management managing the U.S. Stocks investment category of your fund. IMCO believes that a quantitative portfolio strategy that seeks to outperform a target index could improve your fund's performance and reduce performance volatility. We believe Credit Suisse offers such a strategy. Your fund is a portfolio of both asset class allocation management and active security selection. The use of a quantitative equity manager such as Credit Suisse provides a more pure play within the U.S. stocks asset class, but also retains a healthy opportunity to achieve excess return. As a result of this analysis, IMCO asked the Fund's Board to approve entering into an agreement with Credit Suisse to provide investment subadvisory services to the Fund. Credit Suisse's duties under its Investment Subadvisory Agreement are substantially the same as the duties of Batterymarch and MFS. IMCO will continue to oversee the management of the Fund as its investment adviser.

WHAT ARE THE KEY PROVISIONS OF THE INVESTMENT SUBADVISORY AGREEMENT?

Under a the Investment Subadvisory Agreement, IMCO will employ Credit Suisse to manage the day-to-day investment of a portion of the Fund's U.S. Stocks investment category consistent with the Fund's investment objective, policies, and restrictions. Credit Suisse will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of IMCO and the oversight of the Fund's Board. IMCO, and not the Fund, will be responsible for paying all fees charged by Credit Suisse for these subadvisory services. Any description of the Investment Subadvisory Agreement set forth herein is qualified in its entirety by the actual Investment Subadvisory Agreement attached as EXHIBIT A.

WHEN DID THE INVESTMENT SUBADVISORY AGREEMENT TAKE EFFECT?

The Investment Subadvisory Agreement took effect on October 2, 2006, and will remain in effect for an initial two-year period ending on October 1, 2008. Thereafter, the Investment Subadvisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board members who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members) and by a majority of all Board members. The Fund may terminate an Investment Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the Fund's outstanding shares, without penalty, on not more than 60 days' written notice to IMCO and/or Credit Suisse. IMCO may at any time terminate the Investment Subadvisory Agreement, without penalty, by written notice to Credit Suisse. Credit Suisse may terminate the Investment Subadvisory Agreement, without penalty, by not less than 90 days' written notice to IMCO. The Investment Subadvisory Agreement automatically will terminate without penalty in the event of its assignment.

WILL THE FUND'S TOTAL EXPENSES CHANGE AS A RESULT OF THE INVESTMENT SUBADVISORY AGREEMENT WITH CREDIT SUISSE?

No, the Investment Subadvisory Agreement will not affect the Fund's total expense ratio. IMCO (not the Fund) pays a fee to Credit Suisse for services under the Investment Subadvisory Agreement.

Credit Suisse realigned the Fund's U.S. Stocks investment category to reflect its proprietary investment techniques. As a result, during the transition period, the Fund experienced higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund realized capital gains when portfolio positions were sold. Any capital gains experienced or realized for this transition will impact the 2006 distributions.

WHAT INFORMATION DID THE BOARD CONSIDER PRIOR TO APPROVING THE INVESTMENT SUBADVISORY AGREEMENT WITH CREDIT SUISSE?

At a meeting of the Board held on September 13, 2006, the Board, including the Independent Board Members, approved the adoption of the Investment Subadvisory Agreement with Credit Suisse. In advance of the meeting, the Board received and considered a variety of information relating to the Investment Subadvisory Agreement and Credit Suisse, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the qualifications of the individuals at Credit Suisse responsible for these investment activities; (ii) the fees to be paid to Credit Suisse; and (iii) the complementary nature of the investment strategies of Credit Suisse with the existing subadvisers. Prior to voting, the Independent Board Members reviewed the proposed Investment Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Investment Subadvisory Agreement. The Independent Board Members also reviewed the proposed Investment Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

In approving the Fund's Investment Subadvisory Agreement with Credit Suisse, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by Credit Suisse, including the personnel that will be providing services; (ii) Credit Suisse's compensation and any other benefits that will be derived from the subadvisory relationship by Credit Suisse; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the

Investment Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Board Members, voted to approve the Investment Subadvisory Agreement with Credit Suisse. In approving the Investment Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Independent Board Member attributed different weights to various factors. Throughout their deliberations, the Independent Board Members were represented and assisted by independent counsel.

NATURE,  EXTENT, AND QUALITY OF SERVICES  PROVIDED;  INVESTMENT  PERSONNEL.  The
Board considered information provided to it regarding the services to be provided by Credit Suisse. The Board considered Credit Suisse's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund and Credit Suisse's level of staffing. The Board noted that the materials provided to it indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Board also noted Credit Suisse's brokerage practices. The Board also considered Credit Suisse's regulatory and compliance history. The Board noted that IMCO's monitoring processes of Credit Suisse would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to Credit Suisse.

SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of Credit Suisse. In considering the cost of services to be provided by Credit Suisse and the profitability to Credit Suisse of its relationship with the Fund, the Board noted that the fees under the Investment Subadvisory Agreement would be paid by IMCO. The Board also relied on the ability of IMCO to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by Credit Suisse, Credit Suisse's anticipated profitability with respect to the Fund, and the potential economies of scale in Credit Suisse's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Investment Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to Credit Suisse. The Board noted IMCO's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Credit Suisse. The Board also noted Credit Suisse's long-term performance record for other accounts.

CONCLUSION. The Board reached the following conclusions regarding the Investment Subadvisory Agreement, among others: (i) Credit Suisse is qualified to manage a portion of the Fund's assets in accordance with its investment objectives and policies; (ii) Credit Suisse maintains an appropriate compliance program; (iii) Credit Suisse's performance in managing other accounts is reasonable; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by IMCO and Credit Suisse. Based on its conclusions, the Board determined that approval of the Investment Subadvisory Agreement with Credit Suisse would be in the interests of the Fund and its shareholders.

WHAT GENERAL INFORMATION IS AVAILABLE ABOUT CREDIT SUISSE?

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of September 30, 2006, the asset management business of Credit Suisse had approximately $526 billion in assets under management.

WHO ARE THE DPRINCIPAL EXECUTIVE OFFICERS OF CREDIT SUISSE?

The names and principal occupations of the current principal executive officers of Credit Suisse are set forth as follows:

     NAME AND POSITION                    PRINCIPAL OCCUPATION

     Keith Schappert,                    Chief Executive Officer
     Managing Director

     Janet Wang,                         Chief Administrative Officer
     Managing Director

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

DOES CREDIT SUISSE OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

WHAT WILL IMCO PAY CREDIT SUISSE FOR ITS SUBADVISORY SERVICES?

IMCO (not the Fund) will pay Credit Suisse a portfolio management fee at the annual rate of 0.15% on of the Fund's average daily net assets that Credit Suisse manages.

DOES CREDIT SUISSE ACT AS ADVISER FOR SIMILAR FUNDS?

Yes. Credit Suisse acts as adviser to the similar funds in the Credit Suisse family of funds complex. The table below identifies the fund, the amount of the fund managed by Credit Suisse as of November 30, 2006, and the management fee (% of average net assets).

---------------------------------- -------------------- ------------------------
                                                        ANNUAL MANAGEMENT FEE
  FUND                                   ASSETS         RATE
---------------------------------- -------------------- ------------------------
USAA First Start Growth            $138,964,053         0.75%
---------------------------------- -------------------- ------------------------
Credit Suisse Large Cap Growth     $184,338,446         0.50% of its average
Fund                                                    daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Small Cap Core Fund  $358,923,615         The lower of (a) 0.70%
                                                        of its average daily net
                                                        assets, or (b) the
                                                        current fee of 0.875% of
                                                        its average daily net
                                                        assets up to $100
                                                        million; 0.75% of its
                                                        average daily net assets
                                                        in excess of $100
                                                        million but less than
                                                        $200 million; and 0.625%
                                                        of its average daily net
                                                        assets over $200 million
---------------------------------- -------------------- ------------------------
Credit Suisse Large Cap Value      $329,822,222         0.50% of its average
Fund                                                    daily net assets
---------------------------------- -------------------- ------------------------

---------------------------------- -------------------- ------------------------
Credit Suisse Mid-Cap Core Fund,   $245,910,839          0.70% of its average
Inc.                                                     daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Large Cap Blend      $60,103,970           0.50% of its average
Fund, Inc.                                               daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Global Small Cap     $131,962,921         1.25% of its average
Fund, Inc.                                              daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Trust - Blue Chip    $10,636,455          0.50% of its average
Portfolio                                               daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Trust - Global       $120,219,668         1.25% of its average
Small Cap Portfolio                                     daily net assets
---------------------------------- --------------------- -----------------------
Credit Suisse Trust - Large Cap    $55,137,177          0.50% of its average
Value Portfolio                                         daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Trust - Mid-Cap      $31,332,545          0.70% of its average
Core Fund Portfolio                                     daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Trust - Small Cap    $426,705,956         0.70% of its average
Core I Portfolio                                        daily net assets
---------------------------------- -------------------- ------------------------
Credit Suisse Trust - Small Cap    $25,969,829          The lower of (a) 0.70%
Core II Portfolio                                       of its average daily net
                                                        assets, or (b) the
                                                        current fee of 0.875% of
                                                        its average daily net
                                                        assets up to $100
                                                        million; 0.75% of its
                                                        average daily net assets
                                                        in excess of $100
                                                        million but less than
                                                        $200 million; and 0.625%
                                                        of its average daily net
                                                        assets over $200 million
---------------------------------- -------------------- ------------------------

                               NAME AND ADDRESS OF
                         THE FUND'S INVESTMENT ADVISER,
                    PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the Fund's investment adviser, principal underwriter, and administrator.

                                  SHARES OWNED

As of November 30, 2006, there were 65,179,960 shares of the Fund outstanding. No shareholder held of record or owned beneficially 5% or more of the Fund.

                              FINANCIAL INFORMATION

THE FUND, WITHOUT CHARGE, WILL FURNISH TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR (800) 531-8448.

                                  HOUSEHOLDING

Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an individual copy of this Information Statement, please call us toll-free at 800-531-8448 or contact us at 9800 Fredericksburg Road, San Antonio, Texas 78288 and we will send you an individual copy.

                                    EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 2nd day of October, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and CREDIT SUISSE ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in New York, New York (Credit Suisse).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the State of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Credit Suisse to render investment advisory services to such Funds (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Credit Suisse is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF CREDIT SUISSE. IMCO hereby appoints Credit Suisse to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Credit Suisse will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Credit Suisse. Credit Suisse accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF CREDIT SUISSE.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Credit Suisse, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Credit Suisse shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Credit
Suisse anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         For each Fund set forth on Schedule A to this Agreement, Credit Suisse shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

         With respect to the management of each Fund Account pursuant to this Agreement, Credit Suisse shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Credit Suisse wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Credit Suisse must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Credit Suisse shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Credit Suisse will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the
Code), as from time to time in effect, and (vi) the written instructions of IMCO. Credit Suisse shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Credit Suisse with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Credit Suisse with prior written notice of any material change to the Trust's Registration Statement that would affect Credit Suisse's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Credit Suisse will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Credit Suisse shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, Credit Suisse, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Credit Suisse shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Credit Suisse an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Credit Suisse determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Credit Suisse's overall responsibilities with respect to the Fund and to other clients of Credit Suisse as to which Credit Suisse exercises investment discretion. The Board or IMCO may direct Credit Suisse to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

         On occasions when Credit Suisse deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Credit Suisse, Credit Suisse, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Credit Suisse in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Credit Suisse may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Credit Suisse may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Credit Suisse will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Credit Suisse shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Credit Suisse giving proper instruc-tions to the custodian, Credit Suisse shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

         Notwithstanding the foregoing, Credit Suisse agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Credit Suisse shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Credit Suisse agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the Commission)) of Credit Suisse, except as permitted under the 1940 Act. IMCO agrees that it will provide Credit Suisse with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Credit Suisse that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Credit Suisse, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Credit Suisse's duties under this Agreement. However, Credit Suisse shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Credit Suisse, at its expense, will provide assistance to IMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that IMCO is responsible for final pricing determinations and calculations, and that Credit Suisse will take such steps as necessary to assist IMCO in reaching such pricing determinations for Fund Account securities. Credit Suisse also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Credit Suisse, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Credit Suisse set forth herein. Credit Suisse, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Credit Suisse's duties hereunder.

         (F) COMPLIANCE MATTERS. Credit Suisse, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Credit Suisse also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Credit Suisse will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Credit Suisse agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Credit Suisse may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Unless and until Credit Suisse is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

3. ADVISORY FEE. IMCO shall pay to Credit Suisse as compensation for Credit Suisse's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Credit Suisse shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) CREDIT SUISSE.  Credit Suisse  represents and warrants to IMCO that
(i) the retention of Credit Suisse by IMCO as contemplated by this Agreement is authorized by Credit Suisse's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Credit Suisse or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Credit Suisse and when executed and delivered by Credit Suisse will be a legal, valid and binding obligation of Credit Suisse, enforceable against Credit Suisse in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Credit Suisse is registered as an investment adviser under the Advisers Act; (v) Credit Suisse has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Credit Suisse and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Credit Suisse shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Credit Suisse is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Credit Suisse will promptly notify IMCO of the occurrence of any event that would disqualify Credit Suisse from serving as invest-
                                      A-7
ment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Credit Suisse has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Credit Suisse will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Credit Suisse, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Credit Suisse, in each case prior to or promptly after, such change; and (x) Credit Suisse has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards. Credit Suisse makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

                  (B) IMCO.  IMCO  represents and warrants to Credit Suisse that
(i) the retention of Credit Suisse by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) IMCO will promptly notify Credit Suisse of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and
(viii) IMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the

Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.       LIABILITY AND INDEMNIFICATION.

         (A) CREDIT SUISSE. Credit Suisse shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Credit Suisse in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Credit Suisse which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by Credit Suisse Indemnities (as defined below) for use therein. Credit Suisse shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); PROVIDED, HOWEVER, that in no case is Credit Suisse's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Credit Suisse, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Credit Suisse Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust. IMCO shall indemnify and hold harmless Credit Suisse Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); PROVIDED, HOWEVER, that in no case shall IMCO's indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Credit Suisse (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Credit Suisse.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Credit Suisse may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Credit Suisse. Credit Suisse may at any time, without the payment of any pen-alty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Credit Suisse by IMCO shall be without prejudice to the obligation of Credit Suisse to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to Credit Suisse under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Credit Suisse to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Credit Suisse shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Credit Suisse to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Credit Suisse to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Credit Suisse, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10. ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Credit Suisse shall, upon reasonable notice, afford IMCO at all reasonable times access to Credit Suisse's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Credit Suisse to provide IMCO with access to the books and records of Credit Suisse relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party.

         (C) PRIVACY POLICY. Credit Suisse acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Credit Suisse agrees that it will promptly notify IMCO in the event that: (i) Credit Suisse becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of Credit Suisse's knowledge, any affiliate of Credit Suisse becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that could reasonably be expected to have a material adverse effect upon the ability of Credit Suisse to perform its duties under this Agreement.

         (F) INSURANCE. Credit Suisse agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Credit Suisse's business activities.

         (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Credit Suisse, including, without limitation, a change of control of Credit Suisse or a portfolio manager change, Credit Suisse shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO: USAA Investment Management Company 9800 Fredericksburg Road, A-O3-W San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel

Credit Suisse:             Credit Suisse Asset Management, LLC
                           466 Lexington Avenue
                           New York, New York 10017
                           Facsimile No.: (646) 658-0855
                           Attention: General Counsel

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Credit Suisse have caused this Agreement to be executed as of the date first set forth above.

Attest:                                    USAA INVESTMENT
                                           MANAGEMENT COMPANY


By:  /s/ Mark S. Howard                    By:  /s/ Christopher W. Claus
    ----------------------------                -------------------------------
Name: Mark S. Howard                       Name: Christopher W. Claus
Title:   Secretary                         Title: President

                                           By:  /s/ David H. Garrison
                                                -----------------------------
                                           Name: David H. Garrison
                                           Title: Authorized Signatory



Attest:                                    CREDIT SUISSE ASSET
                                           MANAGEMENT, LLC


By: /s/ Joseph Cherian                     By:  /s/ M. Baldinger
    ----------------------------              ----------------------------------
Name: Joseph Cherian                       Name: M. Baldinger
Title: Managing Director                   Title: Managing Director

                                   SCHEDULE A



CORNERSTONE STRATEGY FUND

FIRST START GROWTH FUND

                                   SCHEDULE B

                                      FEES

                                             Rate per annum of the average daily
                                             net assets of the Fund
FUND ACCOUNT                                 Account
------------
Cornerstone Strategy Fund                     0.15%*
First Start Growth Fund                       0.15%*


* Credit Suisse agrees that it will not seek to increase these fee rates during the period ending October 1, 2010 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in
Section 6 of the Agreement ("Duration and Termination of this Agreement").